UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Commission File Number: 333-202970

Date of Report (Date of earliest event reported): February 8, 2018

Vitalibis, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	30-0828224
(State of incorporation)	(IRS Employer ID Number)

5348 Vegas Drive, Las Vegas, NV 89108
Address of Principal Executive Office

(Previous Address of principal executive offices)

702-944-9620
Registrant’s telephone number, including area code

Sheng Ying Entertainment Corp.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03         Amendments to Articles of Incorporation or Bylaws

Vitalibis confirms that, pursuant to an Amendment to the Articles of Incorporation, effected through a plan of merger with its wholly-owned subsidiary under NRS 92A.180, the Company’s name has been changed from Sheng Ying Entertainment Corp. to Vitalibis, Inc., and the Company’s shares of Common Stock are now eligible to trade on the OTC Pink Sheets under the symbol “SALLD”, effective at the opening of trading on February 8, 2018, the “Effective Date” of the name change, as set by the Financial Industry Regulatory Authority (“FINRA”). Twenty (20) business days after the Effective Date, the Company’s shares of Common Stock will start trading under the new symbol “VCBD”.

Vitalibis confirms that, pursuant to NRS 78.207 and .209, the Company effected a 2.5 for 1 forward stock split of our number of authorized shares of the Common Stock and a corresponding increase in the number of issued and outstanding shares of Common Stock held by each stockholder of record as of February 8, 2018, the “Effective Date” of the forward split, as set by the Financial Industry Regulatory Authority (“FINRA”).

On the Effective Date, our total authorized shares of Common Stock will be increased from 45,000,000 to 112,500,000 shares, and our total issued and outstanding shares of Common Stock will be increased from 10,804,000 to 27,010,000 shares; the par value of $0.001 will remain the same. Any fractional shares resulting from the split will be rounded up to the next whole number. The total authorized shares of our Preferred Shares will not be affected and will remain at 5,000,000.

The current CUSIP Number 823203104 will be changed to 92849U105, effective on February 8, 2018. Shareholders are required to surrender their current respective shares to V Stock Transfer, the Company’s transfer agent, and new shares will be issued, and shares held electronically in a direct registration system will be booked automatically.

The Company filed a notice of corporate action with FINRA for the name change and forward stock split, with accompanying new CUSIP number. FINRA accepted the notice and set the Effective Date for the name change, forward stock split and new CUSIP number for February 8, 2018.

Item 7.01         Regulation FD Disclosure

A copy of the news release announcing the name change, stock split and change in CUSIP Number is filed as exhibit 99.1 to this current report and is hereby incorporated by reference.

Item 9.01 Exhibits and Financial Statements.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K:

3.03(a)	Articles of Merger(Name Change)

3.03(b)	Certificate of Change (Stock Split)

99.1	Press Release dated February 14, 2018

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2018

VITALIBIS, Inc.

By: /s/ Steve Raack

Steve Raack

President and Chief Executive Officer

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